                                  SCHEDULE 14C

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.______ )

Check the appropriate box:

  [ ] Preliminary information statement    [ ] Confidential, for use of the
                                               Commission only (as permitted by
                                               Rule 14c-5(d)(2)).
   X  Definitive information statement


                            The Vantagepoint Funds
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------

Payment of Filing Fee (check the appropriate box):

     X  No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total fee paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------
    (3) Filing party:
--------------------------------------------------------------------------------
    (4) Date filed:
--------------------------------------------------------------------------------

                             THE VANTAGEPOINT FUNDS

                VANTAGEPOINT INFLATION PROTECTED SECURITIES FUND
            (formerly the Vantagepoint US Government Securities Fund)

                          777 NORTH CAPITOL STREET, NE
                                    SUITE 600
                             WASHINGTON, D.C. 20002

                                  ------------

                              INFORMATION STATEMENT

                                  ------------

     This Information Statement is being furnished on behalf of the Board of Directors ("Directors" or "Board") of The Vantagepoint Funds (the "VP Funds") to inform shareholders of the Vantagepoint Inflation Protected Securities Fund (formerly the US Government Securities Fund) (the "Fund") about recent changes related to the Fund's subadvisory arrangements. These changes were approved by the Board of the VP Funds on the recommendation of the Fund's investment adviser, Vantagepoint Investment Advisers, LLC ("VIA" or the "Adviser"), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission ("SEC") dated May 8, 2000. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about July 25, 2007 to shareholders of record of the Fund as of June 30, 2007.

                                  INTRODUCTION

     VIA is the investment adviser for each of the VP Funds. VIA employs a "manager of managers" arrangement in managing the assets of the VP Funds. This permits VIA, subject to approval by the Board, to hire, terminate or replace subadvisers unaffiliated with the VP Funds or VIA ("unaffiliated subadvisers"), and to modify material terms and conditions of a subadvisory agreement, without shareholder approval. VIA recommended and the Board approved the appointment of Pacific Investment Management Company ("PIMCO") and Fischer Francis Trees and Watts, Inc. ("FFTW") as subadvisers of the Fund.

     Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment adviser or subadviser of the fund. In order to use the "manager or managers" authority discussed above, the VP Funds and VIA requested and received an exemptive order from the SEC on May 8, 2000 (the "SEC Order"). The SEC Order exempts VIA and the VP Funds from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the VP Funds' Board, subject to certain conditions, to appoint new, unaffiliated subadvisers and approve new subadvisory agreements on behalf of the VP Funds without shareholder approval.

     Consistent with the SEC Order, the Board, including a majority of the Directors who are not "interested persons" of the VP Funds or of VIA under the 1940 Act ("Independent Directors"), appointed PIMCO and FFTW as subadvisers of the Fund and approved investment subadvisory agreements among the VP Funds, VIA and each of PIMCO and FFTW relating to the Fund (each a "Subadvisory Agreement"). As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of PIMCO and FFTW under the terms of the Subadvisory Agreements was in the best interests of the Fund and its shareholders. PIMCO and FFTW began to serve as subadvisers to the Fund on May 1, 2007, the date upon which the Subadvisory Agreements took effect. As discussed further below, however, FFTW does not currently serve as a subadviser to the Fund.

                            [Vantagepoint Funds Logo]

     As a condition to relying on the SEC Order, VIA and the VP Funds are required to furnish Fund shareholders with notification of the appointment of a new unaffiliated subadviser within ninety days from the date that the subadviser is hired. This Information Statement provides that notice and gives details of the new arrangements.

    APPOINTMENT OF NEW SUBADVISERS OF THE FUND AND CHANGES TO THE FUND'S NAME
                        AND PRINCIPAL INVESTMENT STRATEGY

     At a December 8, 2006 meeting ("December Meeting") of the Board of the VP Funds, VIA recommended and the Board approved the implementation of a new principal investment strategy for the Vantagepoint US Government Securities Fund to be effective May 1, 2007. The new principal investment strategy provides that the Fund will invest, under normal circumstances, at least 80% of its net assets in inflation protected U.S. and non-U.S. debt securities. In connection with this change in investment strategy, the Board approved, effective May 1, 2007:
(i) a change in the name of the Fund to the Vantagepoint Inflation Protected Securities Fund; (ii) the appointment of PIMCO and FFTW as new Fund subadvisers; and (iii) the termination of Mellon Capital Management Corporation as a Fund subadviser. Effective May 1, 2007 PIMCO and FFTW began serving as new subadvisers of the Fund. However, on May 15, 2007, Paul J. Zhao, the portfolio manager at FFTW who was responsible for making investment decisions for the portion of the Fund's assets managed by FFTW, left FFTW. At a meeting held on May 18, 2007, VIA recommended and the Board of the VP Funds approved the termination of FFTW as a subadviser to the Fund. The Fund's assets managed by FFTW were transitioned to PIMCO and PIMCO serves as the sole subadviser to the Fund at this time.

            VIA'S RECOMMENDATION AND THE BOARD OF DIRECTORS' DECISION

     At the December Meeting, the Board, including a majority of the Independent Directors, approved initial Subadvisory Agreements among the VP Funds, VIA and each of PIMCO and FFTW, relating to the Fund.

     VIA recommended the appointment of PIMCO and FFTW each as a subadviser of the Fund after a search for managers with experience managing inflation protected securities. Each of PIMCO and FFTW was recommended because, among other things, they each (i) demonstrated consistent historical performance; (ii) outperformed peers on a risk adjusted basis; (iii) has investment staff member(s) experienced in managing an inflation protected securities mandate;
(iv) is led by a stable management team; (vi) possesses a workable organizational structure; and (vii) has adequate infrastructure and support staff. Before approving VIA's recommendations, the Board of the VP Funds considered the recommendations of, and supporting analyses and data presented by, VIA.

     With respect to the Board's consideration of the respective Subadvisory Agreements with FFTW and PIMCO, the Directors received written information in advance of the December Meeting from VIA, which included: (1) the rationale for the change in the principal investment strategy of the Fund; (2) the process by which VIA selected and recommended for Board approval FFTW and PIMCO as subadvisers of the Fund to implement the new investment strategy; (3) the nature, extent and quality of the services that FFTW and PIMCO would provide to the Fund; (4) each proposed subadviser's experience, reputation, investment management business, personnel and operations; (5) each proposed subadviser's brokerage and trading policies and practices; (6) the level of subadvisory fees to be charged to the Fund by FFTW and PIMCO and a comparison of those fees to the: (a) fees charged by each of FFTW and PIMCO to manage other inflation protected securities accounts; and (b) fees charged by a group of active separate account investment managers utilizing an inflation protected securities mandate; (7) FFTW's and PIMCO's compliance programs; (8) FFTW's and PIMCO's historical performance returns utilizing an inflation protected securities mandate, and such performance compared to a relevant benchmark; (9) the Fund's expected overall investment advisory fee and total expense ratio, taking into account the change in subadvisers, as compared to a group of inflation protected bond mutual funds; and (10) each proposed subadviser's financial condition.

     In considering the information and materials described above, the Independent Directors received assistance from and met separately with their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

     In determining whether to approve each Subadvisory Agreement, the Directors considered the information received in advance of the December Meeting, the presentations made by, and discussions held with, the personnel of VIA, FFTW (and its affiliate) and PIMCO at the December Meeting, as well as a variety of factors, and reached the following conclusions:

     Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by FFTW and PIMCO under their respective Subadvisory Agreements, the Directors considered the specific investment process to be employed by each of FFTW and PIMCO in managing the assets of the Fund to be allocated to them; the qualifications of FFTW's and PIMCO's respective investment management teams with regard to implementing an inflation protected securities mandate; each proposed subadviser's performance record as compared to a relevant benchmark; each proposed subadviser's infrastructure and whether it appeared to adequately support an inflation protected securities strategy; and VIA's review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of FFTW and PIMCO to the Fund. The Directors acknowledged that FFTW and PIMCO each had a successful performance record as an inflation protected securities manager and each had an experienced portfolio management team, and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing an inflation protected securities mandate for the Fund.

     With regard to FFTW, the Directors also considered that, at the end of 2006, BNP Paribas Asset Management ("BNPP AM"), who held a majority economic interest and a minority voting interest in FFTW at the time of the December Meeting, would acquire the remaining interest in FFTW and that FFTW would become a wholly owned subsidiary of BNPP AM. The Directors considered that the Adviser does not expect any change to the investment management process, philosophy and resources or infrastructure following the acquisition of FFTW by BNPP AM. The Directors further considered that the Adviser believed the acquisition to be a positive development for clients of FFTW and the acquisition would not affect the ability of FFTW to continue to provide successful investment management services to its clients. The Directors considered that FFTW did not expect the acquisition to affect the services to be provided to the Fund.

     In addition, the Directors considered that representatives of FFTW and BNPP AM each represented to the Board at the December Meeting that FFTW would retain day-to-day operational and management independence and that FFTW's investment process would remain autonomous following the acquisition.

     The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of FFTW and PIMCO were appropriate for the Fund in light of its new principal investment strategy and, thus, supported a decision to approve each Subadvisory Agreement.

     Investment Performance. The Directors evaluated FFTW's and PIMCO's historical investment performance record in managing their clients' assets utilizing an inflation protected securities mandate, and considered each performance record versus a relevant benchmark. The Directors concluded that the historical investment performance record of each of FFTW and PIMCO supported approval of each Subadvisory Agreement with FFTW and PIMCO, respectively.

     Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating each proposed subadvisory fee, the Directors reviewed FFTW's and PIMCO's subadvisory fee schedules. The Directors considered comparisons of the subadvisory fees to be charged by FFTW and PIMCO to the Fund with each subadviser's fee schedule for managing an investment mandate similar to the mandate the subadviser is to employ on behalf of the Fund. The Directors considered that, according to the information provided, the proposed fee schedule for FFTW reflected the lowest fee rate currently charged by the subadviser to other accounts for which the subadviser provides advisory services utilizing a similar mandate, and the proposed fee schedule for PIMCO is lower than its standard fee for managing U.S. registered mutual funds with a similar, although broader, investment mandate. Additionally, the nature of the subadvisory services each subadviser is to provide to the Fund appeared to be comparable to those each subadviser provides to such other subadvisory clients. The Directors reviewed information provided by the Adviser (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to FFTW and PIMCO by a group of U.S. separate account investment managers that employ a similar investment mandate to the investment mandate the proposed subadvisers are to employ for the Fund. According to the information provided, the effective fee rate to be paid by the Fund to FFTW at the Fund's then current asset levels would be below the median fee charged by such managers; and the effective fee rate to be paid by the Fund to PIMCO at the Fund's then current asset levels was in line with (one basis point higher than) the median fee charged by (and in the third quartile of) such managers.

     The Directors considered that there would be a ten basis point increase in overall subadvisory fees, and, therefore, the total expense ratio of the Fund, associated with the appointment of FFTW and PIMCO due to the implementation of the new investment strategy, which, unlike the current investment strategy, would be actively managed. The Directors also considered that the Adviser expects the increase in subadvisory fees to be offset by the expected return to be provided by each proposed Subadviser. Referring to data provided by the Adviser and compiled by Morningstar, Inc. ("Morningstar"), an independent provider of investment company data, the Directors also noted that the expected total investment advisory fee for the Fund, taking into account the proposed subadviser changes, was lower than the median investment advisory fee of a group of investment companies categorized as inflation protected bond funds. The Directors also considered information provided by the Adviser and compiled by Morningstar on the total expense ratios of a group of investment companies categorized as inflation protected bond funds, which showed that, if FFTW and PIMCO each served as a subadviser to the Fund at the proposed subadvisory fee rates and asset allocation levels, the Fund's expected total expense ratio would be below the average and median expense ratios of such funds.

     The foregoing comparisons assisted the Directors in considering each Subadvisory Agreement by providing them with a basis for evaluating FFTW's and PIMCO's fees, including in light of the Fund's expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that FFTW's and PIMCO's subadvisory fees each appeared to be within a reasonable range for the services to be provided.

     The Directors also reviewed the information provided by FFTW and PIMCO regarding the estimated profits to be realized from the subadvisers' relationship with the Fund. In reviewing the extent to which economies of scale may be realized by FFTW and PIMCO as the assets of the Fund to be managed by each subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered that FFTW's proposed fee schedule included breakpoints, which indicates that the proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the Fund's shareholders in connection with the services to be provided. With respect to PIMCO, the Directors considered that, although the proposed subadvisory fee schedule did not include breakpoints, PIMCO takes into account economies of scale in determining its fee schedules, which suggested that the Fund's proposed subadvisory fee rate reflects certain anticipated economies of scale for the benefit of the Fund's shareholders in connection with the services to be provided. The Directors concluded that the proposed fee schedules with respect to each proposed subadviser were appropriate at the time.

     Other Considerations. The Directors considered the selection and due diligence process employed by the Adviser in deciding to recommend FFTW and PIMCO as subadvisers to the Fund to implement the Fund's new principal investment strategy and also considered the Adviser's conclusion that the fees to be paid to each of FFTW and PIMCO for their respective services to the Fund are reasonable and appropriate in light of the nature and quality of services to be provided by each subadviser and the reasons supporting that conclusion. The Directors also considered information from the Adviser concerning its strategy to efficiently and economically effect the subadviser transitions. The Directors concluded that the Adviser's recommendations and conclusions supported approval of each Subadvisory Agreement.

     The Directors also considered the potential "fall-out" or ancillary benefits that may accrue to FFTW and PIMCO due to each subadviser's relationship with the Fund and that each proposed subadviser did not expect any "fall-out" benefits by virtue of its relationship to the Fund.

     Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each Subadvisory Agreement was in the best interests of the Fund and its shareholders, and approved the Subadvisory Agreement with, and the fee to be paid to, each of FFTW and PIMCO.

                           THE SUBADVISORY AGREEMENTS

     The Subadvisory Agreement with PIMCO has terms substantially similar to the terms of the agreements with other subadvisers to the VP Funds, except for the rate of the fee payable by the Fund to PIMCO. PIMCO will make all investment decisions for the portion of the Fund's assets allocated to it, and will continuously review, supervise and administer the Fund's investment program with respect to those assets. PIMCO is not affiliated with VIA. PIMCO discharges its responsibilities subject to the supervision of VIA and the Board, and has agreed to do so in a manner consistent with the Fund's investment objective, policies and limitations. The PIMCO Subadvisory Agreement, dated May 1, 2007, has an initial term ending February 27, 2009 and, thereafter, continuance of the PIMCO Subadvisory Agreement requires the annual approval of the VP Funds' Board of Directors, including a majority of the Independent Directors.

     PIMCO's subadvisory fee, based on the value of the Fund's assets under its management, is an annual rate of 0.20%.

     As discussed above, FFTW does not currently serve as a subadviser of the Fund and, therefore, there is not a Subadvisory Agreement currently in effect with respect to FFTW. The terms of the Subadvisory Agreement that was in place for FFTW for the period during which it served as a subadviser to the Fund were substantially similar to the terms of the Subadvisory Agreement with PIMCO, except for the rate of fee payable by the Fund to FFTW. FFTW's subadvisory fee, based on the value of the Fund's assets under its management, was an annual rate of 0.12% for the first $250 million and 0.10% over $250 million. FFTW is not affiliated with VIA.

                               THE NEW SUBADVISERS

     PIMCO, 840 Newport Center Drive, Newport Beach, California 92660, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE, Koenigninstrasse 28, Munich, Germany 2M 80802 is the indirect majority owner of AGI LP. Allianz SE is a European-based multinational insurance and financial services holding company. PIMCO's principal executive officers are listed on Exhibit A.

     PIMCO does not currently serve as investment subadviser for any series of the VP Funds.

     FFTW, 200 Park Avenue, New York, New York 10166 is organized as a New York corporation and is indirectly wholly owned by BNP Paribas, 16 Blvd. Des Italiens, Paris, France 75008, a publicly owned banking corporation organized in the Republic of France.

     FFTW does not currently serve as investment subadviser for any series of the VP Funds. Other registered investment companies with investment objectives similar to those of the Fund for which FFTW serves as investment adviser or subadviser are listed on Exhibit B.

      THE INVESTMENT ADVISER AND THE MASTER INVESTMENT ADVISORY AGREEMENTS

     VIA, 777 North Capitol Street, NE, Washington, D.C. 20002, is a wholly owned subsidiary of, and controlled by the ICMA Retirement Corporation ("ICMA-RC"), a retirement plan administrator and investment adviser whose principal investment advisory client is The VantageTrust Company. ICMA-RC was established in 1972 as a not-for-profit organization to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. ICMA-RC has been registered as an investment adviser with the SEC since 1983. VIA is a Delaware limited liability company and has been registered as an investment adviser with the SEC since 1999.

     Joan McCallen serves as President and Chief Executive Officer of ICMA-RC, Manager and President of VIA and President and Principal Executive Officer of the VP Funds. Angela C. Montez serves as Managing Vice President, Secretary and Acting General Counsel of ICMA-RC, Secretary of VIA and Secretary of the VP Funds.

Gerard P. Maus serves as Treasurer of the VP Funds, Senior Vice President and Chief Financial Officer of ICMA-RC and Treasurer of VIA.

     VIA provides investment advisory services to the Fund, under a Master Investment Advisory Agreement (the "Advisory Agreement") dated March 1, 1999, as amended on December 1, 2000. VIA's advisory services include fund design, establishment of fund investment objectives and strategies, selection and management of subadvisers, performance monitoring, and supervising and directing each fund's investments. Additionally, VIA furnishes periodic reports to the VP Funds' Board regarding the investment strategy and performance of each VP Fund.

     Pursuant to the Advisory Agreement, the VP Funds compensate VIA for these services to the Fund by paying VIA an annual advisory fee assessed against average daily net assets under management of 0.10%. VIA received $144,037 in advisory fees for the fiscal year ended December 31, 2006.

                              SUBADVISORY FEES PAID

     Mellon Capital Management Corporation earned $104,960 in fees for services provided to the Fund for the fiscal year ended December 31, 2006. Neither PIMCO nor FFTW served as subadviser to the Fund for the most recently ended fiscal year. Had PIMCO and FFTW also served as subadvisers of the Fund for the year ended December 31, 2006 for their respective portion of the assets of the Fund as determined in May 2007, each would have earned $742,056 and $86,068, respectively, in fees for services provided to the Fund.

                         PAYMENTS TO AFFILIATED BROKERS

     The Fund did not make any payments to an affiliated broker for the fiscal year ended December 31, 2006.

                         RECORD OF BENEFICIAL OWNERSHIP

     As of June 30, 2007, the Fund had 14,487,386 shares outstanding. A majority of the voting shares of the Fund are held, either directly, or indirectly through the Vantagepoint Model Portfolio Funds and the Vantagepoint Milestone Funds, by the VantageTrust, a group trust sponsored and maintained by The VantageTrust Company ("Trust Company"). The VantageTrust, 777 North Capitol Street, NE, Washington, D.C. 20002, was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the VP Funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Vantagepoint Model Portfolio Funds and the Vantagepoint Milestone Funds under the proxy voting policy adopted by VIA. The Trust Company therefore holds with the power to vote more than 25% of the VP Funds' voting securities and thus under the 1940 Act is considered to "control" the VP Funds. In addition, the Trust Company holds with the power to vote more than 25% of the voting securities of the Fund (see percentages below) and thus under the 1940 Act is considered to "control" the Fund. As a control person of the VP Funds and the Fund, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders. Both the Trust Company and VIA are wholly owned subsidiaries of ICMA-RC.

     As of June 30, 2007, the VantageTrust held, directly or indirectly, 13,620,729 shares of the Fund or 94.02%. Also, as of June 30, 2007, the directors and executive officers of the VP Funds, both individually and as a group, owned less than 1% of the Fund's outstanding shares.

                               GENERAL INFORMATION

DISTRIBUTOR

     ICMA-RC Services, LLC ("RC Services"), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, serves as the distributor of the VP Funds' shares pursuant to a Distribution Agreement. RC Services is a wholly owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of RC Services. The VP Funds did not pay any commissions to RC Services during the fiscal year ended December 31, 2006.

TRANSFER AGENT AND ADMINISTRATOR

     Vantagepoint Transfer Agents, LLC ("VTA"), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, is the designated transfer agent of the VP Funds' shares and, pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for the VP Funds related to the retirement plans investing in the VP Funds. VTA is a wholly owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of VTA. VTA receives fees from the Fund for the services it provides.

     The VP Funds have also entered into an Administration Agreement with Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, wherein IBT performs certain financial reporting, tax filing and portfolio compliance functions.

                                  HOUSEHOLDING

     Only one copy of this Information Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record; unless the VP Funds has received instructions to the contrary. If you need additional copies of this Information Statement, please contact the VP Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 1-800-669-7400.

                              FINANCIAL INFORMATION

     Shareholders can obtain a copy of the VP Funds' most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the VP Funds at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or by calling the VP Funds toll free at 1-800-669-7400.

                                    EXHIBIT A

     The principal executive officers and certain Managing Directors of PIMCO and their Principal Occupations are set forth below:


----------------------------------------------------------------------------------

 NAMES                                      PRINCIPAL OCCUPATIONS

----------------------------------------------------------------------------------

 William H. Gross          Chief Investment Officer and Managing Director of PIMCO
----------------------------------------------------------------------------------
 William S. Thompson       Chief Executive Officer and Managing Director of PIMCO
----------------------------------------------------------------------------------
 Richard M. Weil           Chief Operating Officer and Managing Director of PIMCO
----------------------------------------------------------------------------------


     The principal address for each officer of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

     The principal executive officers and directors of FFTW and their Principal Occupation are set forth below:


--------------------------------------------------------------------------------------
      NAME                     COMPANY                      PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------------


   Adnan Akant      Fischer Francis Trees & Watts            Managing Director
                                Inc.

--------------------------------------------------------------------------------------
  Kausik Barua      Fischer Francis Trees & Watts            Managing Director
                                Inc.
--------------------------------------------------------------------------------------
 Pascal Biville     Charter Atlantic Corporation*     Member of the Board of Directors
                    Fischer Francis Trees & Watts
                                Inc.
--------------------------------------------------------------------------------------
  John P. Carey     Fischer Francis Trees & Watts            Managing Director
                                Inc.
--------------------------------------------------------------------------------------
   Stephen P.       Charter Atlantic Corporation*         Chairman of the Board of
      Casper        Fischer Francis Trees & Watts        Directors, Chief Executive
                                Inc.                              Officer
--------------------------------------------------------------------------------------
 Alan Cauberghs     Fischer Francis Trees & Watts            Managing Director
                                Inc.
--------------------------------------------------------------------------------------
    Roy Diao        Fischer Francis Trees & Watts            Managing Director
                                Inc.
--------------------------------------------------------------------------------------
 Guy de Froment     Charter Atlantic Corporation*     Member of the Board of Directors
                    Fischer Francis Trees & Watts
                                Inc.
--------------------------------------------------------------------------------------
    Gilles de       Charter Atlantic Corporation*     Member of the Board of Directors
   Vaugrigneuse     Fischer Francis Trees & Watts
                                Inc.
--------------------------------------------------------------------------------------
     Gilles         Charter Atlantic Corporation*      Vice Chairman of the Board of
    Glicenstein     Fischer Francis Trees & Watts                Directors
                                Inc.
--------------------------------------------------------------------------------------
 Deborah Hazell     Fischer Francis Trees & Watts            Managing Director
                                Inc.
--------------------------------------------------------------------------------------
  Ken Katayama      Fischer Francis Trees & Watts            Managing Director
                                Inc.
--------------------------------------------------------------------------------------
 Pierre Lapomme     Charter Atlantic Corporation*     Member of the Board of Directors
                    Fischer Francis Trees & Watts
                                Inc.
--------------------------------------------------------------------------------------
    Philippe        Charter Atlantic Corporation*    Member of the Board of Directors,
     Lespinard      Fischer Francis Trees & Watts      Deputy Chief Executive Officer
                                Inc.
--------------------------------------------------------------------------------------
 David J. Marmon    Fischer Francis Trees & Watts            Managing Director
                                Inc.
--------------------------------------------------------------------------------------
Robin S. Meister    Charter Atlantic Corporation*        Secretary of the Board of
                    Fischer Francis Trees & Watts             Directors, Chief
                                Inc.                  Legal Officer, Chief Compliance
                                                         Officer, Managing Director
--------------------------------------------------------------------------------------
     Kenneth        Fischer Francis Trees & Watts            Managing Director
     O'Donnell                  Inc.
--------------------------------------------------------------------------------------
  O. John Olcay     Charter Atlantic Corporation*      Vice Chairman of the Board of
                    Fischer Francis Trees & Watts       Directors, Managing Director
                                Inc.
--------------------------------------------------------------------------------------
Jeffrey Trongone    Charter Atlantic Corporation*    Member of the Board of Directors,
                    Fischer Francis Trees & Watts    Chief Financial Officer, Managing
                                Inc.                              Director
--------------------------------------------------------------------------------------
Richard Williams    Fischer Francis Trees & Watts            Managing Director
                                Inc.
--------------------------------------------------------------------------------------
  Michael Wyne      Fischer Francis Trees & Watts,           Managing Director
                                Inc.
--------------------------------------------------------------------------------------


   *The parent company of Fischer Francis Trees and Watts, Inc.

     The principal address for each director and officer of FFTW is 200 Park Avenue, New York, New York 10166.

                                    EXHIBIT B

     Other registered investment companies for which FFTW serves as investment adviser/subadviser and that have investment objectives and strategies similar to those of the Fund:


--------------------------------------------------------------------------------------
                         ASSETS UNDER FFTW'S
                   MANAGEMENT AS OF APRIL 30, 2007
      NAME                      IN $MM                      RATE OF COMPENSATION
--------------------------------------------------------------------------------------


 FFTW Funds,                   $80.1mm                0.20% (Please note that the
 Inc. -- U.S.                                         0.20% is net of waivers of
 Inflation-                                           0.20% [actual fee is 0.40%, but
 Indexed Fund                                         the Adviser is waiving 0.20%
                                                      until further notice]). This
                                                      waiver is not contractual, but
                                                      voluntary.
--------------------------------------------------------------------------------------